EXHIBIT 99.2

                                               OMB Number 3235-0569
                                               Expires: January 31, 2003



    STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
     FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                         EXCHANGE ACT FILINGS

I, Lawrence A. Zimmerman, Senior Vice President and Chief Financial Officer (Principal Financial Officer) of Xerox Corporation (the
"Company"), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of the Company and, except as corrected or supplemented in a subsequent covered report:

    -- no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    -- no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed)

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

    --  Annual Report on Form 10-K for fiscal year ended
        December 31, 2001 of the Company (filed June 28, 2002);

    -- all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    --  any amendments to any of the foregoing.


/s/ LAWRENCE A. ZIMMERMAN                   Subscribed and sworn to
Lawrence A. Zimmerman                       before me this 9th day of
August 9, 2002                              August, 2002.

                                            /s/ BARBARA K. FOWLER
                                            Notary Public

                                            My Commission Expires:
                                            March 31, 2007